UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2022

Montrose Environmental Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39394	46-4195044
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5120 Northshore Drive
North Little Rock, Arkansas		72118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 501 900-6400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000004 par value per share	MEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 10, 2022, Montrose Environmental Group, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on March 16, 2022, the record date for the Annual Meeting, 29,682,072 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 26,119,482.6 shares of common stock, or approximately 88.0% of the outstanding shares entitled to vote, were represented in person or by proxy and, therefore, a quorum was present.

The stockholders of the Company voted on the following items at the Annual Meeting:

1.
The election of three Class II directors to hold office until the 2025 Annual Meeting of Stockholders;
2.
The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
3.
The approval, on a non-binding and advisory basis, of the compensation of our named executive officers (“Say-on-Pay”).
4.
The non-binding and advisory vote on the frequency of future non-binding advisory votes to approve the compensation of our named executive officers (“Say-on-Frequency”).

For more information about the foregoing proposals, see the Company’s definitive proxy statement filed March 29, 2022.

The results of the voting at the Annual Meeting are as follows:

1.
Election of Directors

The following nominees for election as director of the Company received the number of votes set opposite their respective names:

Director Nominee	For	Abstain	Broker Non-Votes
J Thomas Presby	13,582,028.22	11,600,819.37	936,635
James K Price	13,177,710.22	12,005,137.37	936,635
Janet Risi Field	24,076,635.22	1,106,212.37	936,635

Based on the votes set forth above, the director nominees were duly elected.

2.
The Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022

The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 received the following votes:

For	Against	Abstain	Broker Non-Votes
26,112,952.56	5,291.03	1,239	0

Based on the votes set forth above, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was duly ratified.

3.
The approval, on a non-binding and advisory basis, of the compensation of our named executive officers (“Say-on-Pay”)

The non-binding advisory Say-on-Pay vote received the following votes:

For	Against	Abstain	Broker Non-Votes
6,327,742.93	18,851,836.31	3,268.34	936,635

This proposal is an advisory vote and not binding on the Company; however, the Board of Directors and the Compensation Committee will take the results of this vote into account as we evaluate our current compensation programs and formulate future programs.

4.
The non-binding and advisory vote on the frequency of future non-binding advisory votes to approve the compensation of our named executive officers (“Say-on-Frequency”)

The non-binding advisory Say on Frequency vote received the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
25,145,137.22	7,262	19,139.03	11,309.34	936,635

The Company has considered the outcome of this advisory vote and has determined, as was recommended with respect to this proposal by the Company’s board of directors in the proxy statement for the 2022 Annual Meeting, that the Company will hold future Say-on-Pay votes on an annual basis until the occurrence of the next Say-on-Frequency vote, which will occur no later than the Company’s 2028 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Montrose Environmental Group, Inc.

Date:	May 11, 2022	By:	/s/ Nasym Afsari
Name: Nasym Afsari Title: General Counsel and Secretary